UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2013

Hooper Holmes, Inc.
(Exact name of registrant as specified in charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Mt. Airy Road, Basking Ridge, New Jersey 07920
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (908) 766-5000

Not Applicable
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a)-(b)    On May 29, 2013, Hooper Holmes, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”).

The Company had 70,076,087 shares of Common Stock outstanding as of April 2, 2013, the record date for the Annual Meeting. At the Annual Meeting, holders of a total of 64,236,417 shares of Common Stock, or approximately 91.7% of the shares of Common Stock entitled to vote, were present in person or represented by proxy constituting a quorum. The following sets forth information regarding the final results of the voting at the Annual Meeting:

Election of Directors. The Company's shareholders elected six directors, Ronald V. Aprahamian, Henry E. Dubois, Larry Ferguson, Gus D. Halas, Dr. Elaine L. Rigolosi and Thomas A. Watford, each to serve for a term of one year and until their successors are duly elected and qualified. The following is a breakdown of the voting results:

Director	Votes For	Votes Withheld	Broker Non-Votes
Ronald V. Aprahamian	48,295,162	1,357,907	14,583,348
Henry E. Dubois	48,028,852	1,624,217	14,583,348
Larry Ferguson	40,950,009	8,703,060	14,583,348
Gus D. Halas	48,302,477	1,350,592	14,583,348
Dr. Elaine L. Rigolosi	40,931,990	8,721,079	14,583,348
Thomas A. Watford	48,322,872	1,330,197	14,583,348

Approval of the Amendment and Restatement of the 2011 Omnibus Employee Incentive Plan. The shareholders of the Company approved the amendment and restatement of the Company's 2011 Omnibus Employee Incentive Plan. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,303,676	8,812,331	537,062	14,583,348

Approval of the Amendment and Restatement of the Employee Stock Purchase Plan. The shareholders of the Company approved the amendment and restatement of the Company's Employee Stock Purchase Plan. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,092,696	1,325,993	234,380	14,583,348

Approval, by Non-Binding Vote, of the Compensation of Named Executive Officers. The shareholders of the Company approved, by non-binding vote, the compensation of the Company's named executive officers, as disclosed in the Compensation of Executive Officers section, the compensation tables and the narrative discussion in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2013. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,879,820	1,450,848	322,401	14,583,348

Recommendation, by Non-Binding Vote, of the Frequency of the Advisory Vote on the Compensation of Named Executive Officers. The shareholders of the Company recommended, by non-binding vote, the frequency of the advisory vote on the compensation of the Company's named executive officers be every year. The following is a breakdown of the voting results:

One Year	Two Years	Three Years	Abstentions
36,874,748	357,817	8,906,225	3,514,279

Ratification of Appointment of KPMG LLP as Independent Registered Public Accountants. The shareholders of the Company ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,760,980	433,193	42,244	- 0 -

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooper Holmes, Inc.

Date:    May 31, 2013
By: /s/ Mark C. Rosenblum
Mark C. Rosenblum
Senior Vice President,
General Counsel